UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07242

The Cutler Trust
(Exact name of registrant as specified in charter)

525 Bigham Knoll Jacksonville, Oregon	97530
(Address of principal executive offices)	(Zip code)

Erich M. Patten

Cutler Investment Counsel, LLC 25 Bigham Knoll Jacksonville, Oregon 97530
(Name and address of agent for service)

Registrant's telephone number, including area code:	(541) 770-9000

Date of fiscal year end:	June 30

Date of reporting period:	March 31, 2017

Form N-Q is to be used by management investment companies other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2017 (Unaudited)

COMMON STOCKS - 95.5%	Shares	Value
Consumer Discretionary - 14.0%
Hotels, Restaurants & Leisure - 3.6%
McDonald's Corporation	39,655	$5,139,685

Media - 3.9%
Walt Disney Company (The)	48,992	5,555,203

Multi-Line Retail - 2.3%
Target Corporation	57,650	3,181,703

Specialty Retail - 4.2%
Home Depot, Inc. (The)	40,700	5,975,981

Consumer Staples - 10.4%
Beverages - 3.0%
PepsiCo, Inc.	37,995	4,250,121

Food & Staples Retailing - 4.5%
Kroger Company (The)	85,206	2,512,725
Wal-Mart Stores, Inc.	53,677	3,869,038
		6,381,763
Household Products - 2.9%
Procter & Gamble Company (The)	45,130	4,054,930

Energy - 7.7%
Energy Equipment & Services - 1.5%
Schlumberger Ltd.	27,000	2,108,700

Oil, Gas & Consumable Fuels - 6.2%
Chevron Corporation	43,820	4,704,953
Exxon Mobil Corporation	49,563	4,064,662
		8,769,615
Financials - 11.2%
Banks - 3.1%
M&T Bank Corporation	28,340	4,385,048

Capital Markets - 5.5%
BlackRock, Inc.	11,484	4,404,229
Northern Trust Corporation	39,000	3,376,620
		7,780,849

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 95.5% (Continued)	Shares	Value
Financials - 11.2% (Continued)
Consumer Finance - 2.6%
American Express Company	47,395	$3,749,419

Health Care - 12.4%
Health Care Equipment & Supplies - 3.6%
Becton, Dickinson & Company	27,525	5,049,186

Pharmaceuticals - 8.8%
Bristol-Myers Squibb Company	71,490	3,887,626
Johnson & Johnson	37,170	4,629,523
Merck & Company, Inc.	62,790	3,989,677
		12,506,826
Industrials - 12.1%
Aerospace & Defense - 2.8%
United Technologies Corporation	34,510	3,872,367

Air Freight & Logistics - 2.9%
United Parcel Service, Inc. - Class B	37,950	4,072,035

Machinery - 6.4%
Caterpillar, Inc.	44,280	4,107,413
Deere & Company	45,944	5,001,464
		9,108,877
Information Technology - 13.3%
Semiconductors & Semiconductor Equipment - 9.5%
Intel Corporation	107,465	3,876,263
QUALCOMM, Inc.	56,924	3,264,022
Texas Instruments, Inc.	78,900	6,356,184
		13,496,469
Software - 3.8%
Microsoft Corporation	81,425	5,362,650

Materials - 3.3%
Chemicals - 3.3%
E.I. du Pont de Nemours and Company	58,405	4,691,674

Telecommunication Services - 6.0%
Diversified Telecommunication Services - 6.0%
AT&T, Inc.	109,403	4,545,695
Verizon Communications, Inc.	80,786	3,938,317
		8,484,012

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 95.5% (Continued)	Shares	Value
Utilities - 5.1%
Gas Utilities - 2.2%
National Fuel Gas Company	52,145	$3,108,885

Multi-Utilities - 2.9%
Dominion Resources, Inc.	53,243	4,130,059

Total Common Stocks (Cost $91,851,462)		$135,216,057

MONEY MARKET FUNDS - 4.5%	Shares	Value
Invesco STIT Government & Agency Portfolio – Institutional Class, 0.61% (a) (Cost $6,375,498)	6,375,498	$6,375,498

Total Investments at Value - 100.0% (Cost $98,226,960)		$141,591,555

Liabilities in Excess of Other Assets - (0.0%) (b)		(33,776)

Net Assets - 100.0%		$141,557,779

(a)	The rate shown is the 7-day effective yield as of March 31, 2017.
(b)	Percentage rounds to less than 0.1%.

See accompanying notes to Schedules of Investments.

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2017 (Unaudited)

U.S. TREASURY OBLIGATIONS - 16.4%	Coupon		Maturity	Par Value	Value
U.S. Treasury Notes	1.625%		02/15/26	$1,300,000	$1,222,254
U.S. Treasury Notes	1.625%		05/15/26	900,000	844,207
U.S. Treasury Notes	2.000%		11/15/26	500,000	483,008
U.S. Treasury Bonds	2.500%		02/15/46	250,000	224,062
Total U.S. Treasury Obligations (Cost $2,936,605)					$2,773,531

U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.3%	Coupon		Maturity	Par Value	Value
Federal Farm Credit Bank - 4.8%
Federal Farm Credit Bank	2.750%		06/26/23	$500,000	$510,767
Federal Farm Credit Bank	2.370%		05/01/25	300,000	294,352
					805,119
Federal Home Loan Bank - 9.3%
Federal Home Loan Bank	1.250%		11/08/21	1,000,000	983,960
Federal Home Loan Bank	1.500%		03/29/22	250,000	249,044
Federal Home Loan Bank	2.125%		03/10/23	350,000	348,824
					1,581,828
Private Export Funding Corporation - 2.3%
Private Export Funding Corporation	4.300%		12/15/21	350,000	382,638

U.S. Department of Housing and Urban Development - 0.9%
U.S. Department of Housing and Urban Development	4.130%		08/01/25	150,000	159,251

Total U.S. Government Agency Obligations (Cost $2,916,617)					$2,928,836

MORTGAGE-BACKED SECURITIES - 54.5%	Coupon		Maturity	Par Value	Value
Commercial - 9.6%
Banc of America Commercial Mortgage Trust, IO, Series 2004-4	0.021	%(a)	07/01/42	$1,633,057	$349
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20	5.118	%(a)	10/12/42	200,000	182,422
Credit Suisse First Boston Mortgage Securities Corporation, IO, Series 2004-C1, 144A	0.878	%(a)	01/15/37	4,067,306	96,544
FREMF Mortgage Trust, IO, Series 2011-K15	0.091	%(a)	08/01/44	114,499,273	389,137
GMAC Commercial Mortgage Securities, Inc. Trust, IO, Series 1997-C1	1.675	%(a)	07/15/29	7,156,460	168,881

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES - 54.5% (Continued)	Coupon		Maturity	Par Value	Value
Commercial - 9.6% (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8	5.549	%(a)	05/15/45	$500,000	$500,750
Merrill Lynch Mortgage Trust, IO, Series 2008-C1, 144A	0.341	%(a)	02/12/51	109,130,080	115,383
Morgan Stanley Capital I Trust, IO, Series 1998-HF2	0.618	%(a)	11/01/30	629,585	3,383
Wachovia Bank Commercial Mortgage Trust, IO, Series 2005-C21 (b)	0.050	%(a)	10/01/44	378,919,899	169,756
					1,626,605
Federal Home Loan Mortgage Corporation - 2.6%
FHLMC, Pool #J13584	3.500%		11/01/25	34,063	35,664
FHLMC, Series 1963	7.500%		01/01/27	18,885	21,805
FHLMC, IO, Series K717	0.501	%(a)	09/01/21	19,725,388	379,329
					436,798
Federal National Mortgage Association - 33.0%
FANNIEMAE-ACES, IO, Series 2013-M4 (b)	3.908	%(a)	02/25/18	6,872,974	147,281
FANNIEMAE-ACES, IO, Series 2013-M13	0.015	%(a)	05/01/18	119,654,346	44,141
FANNIEMAE-ACES, IO, Series 2014-M8	4.433	%(a)	05/25/18	5,382,047	2,975
FANNIEMAE-ACES, IO Series 2006-M1	5.385	%(a)	06/01/19	8,868	8,871
FANNIEMAE-ACES, IO, Series 2009-M1	0.792	%(a)	07/25/19	15,946,845	201,367
FANNIEMAE-ACES, IO, Series 2010-M1	0.560	%(a)	09/25/19	10,169,762	108,972
FANNIEMAE-ACES, IO, Series 2010-M3 (b)	0.311	%(a)	03/25/20	21,477,066	258,885
FANNIEMAE-ACES, IO, Series 2010-M4	0.740	%(a)	06/25/20	13,966,964	247,528
FANNIEMAE-ACES, IO, Series 2010-M5	0.905	%(a)	07/25/20	10,750,757	301,926
FANNIEMAE-ACES, IO, Series 2011-M2 (b)	0.015	%(a)	04/25/21	25,942,993	219,815
FANNIEMAE-ACES, IO, Series 2011-M1	0.016	%(a)	06/25/21	39,341,922	286,889
FANNIEMAE-ACES, IO, Series 2012-M1 (b)	0.065	%(a)	10/25/21	83,184,492	445,167
FANNIEMAE-ACES, IO, Series 2013-M5	2.288	%(a)	01/01/22	6,261,828	419,345
FANNIEMAE-ACES, IO, Series 2012-M2	0.731	%(a)	02/25/22	15,399,466	428,196
FANNIEMAE-ACES, IO, Series 2012-M4	0.744	%(a)	04/25/22	12,971,161	315,264

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES - 54.5% (Continued)	Coupon		Maturity	Par Value	Value
Federal National Mortgage Association - 33.0% (Continued)
FANNIEMAE-ACES, IO, Series 2015-M4 (b)	0.662	%(a)	07/25/22	$14,800,673	$343,598
FANNIEMAE-ACES, IO, Series 2012-M14	0.587	%(a)	09/25/22	3,441,638	72,254
FANNIEMAE-ACES, IO, Series 2014-M3	0.101	%(a)	01/25/24	36,579,353	190,341
FANNIEMAE-ACES, IO, Series 2014-M9 (b)	0.146	%(a)	07/25/24	28,921,864	358,949
FANNIEMAE-ACES, IO, Series 2014-M13	0.129	%(a)	08/25/24	12,837,813	118,490
FANNIEMAE-ACES, IO, Series 2015-M1	0.660	%(a)	09/25/24	29,955,870	1,016,591
FNMA, Series 2003-3	5.000%		02/01/18	2,340	2,385
FNMA, Pool #899237	5.000%		03/01/22	5,161	5,407
FNMA, Series 2002-93	6.500%		03/01/32	34,383	37,943
					5,582,580
Government National Mortgage Association - 9.3%
GNMA, Pool #577742	5.500%		09/01/17	205	220
GNMA, IO, Series 2011-121	5.330	%(a)	03/16/43	1,194,576	174,029
GNMA, IO, Series 2014-9	0.920	%(a)	02/16/48	8,204,018	391,666
GNMA, IO, Series 2010-100	0.298	%(a)	07/16/50	6,408,006	139,284
GNMA, IO, Series 2012-4	0.605	%(a)	05/16/52	2,762,944	55,517
GNMA, IO, Series 2012-114	0.821	%(a)	01/16/53	3,792,094	216,562
GNMA, IO, Series 2012-125	0.506	%(a)	02/16/53	14,141,303	431,117
GNMA, IO, Series 2012-107	0.567	%(a)	12/16/53	4,059,942	153,363
					1,561,758

Total Mortgage-Backed Securities (Cost $11,633,640)					$9,207,741

CORPORATE BONDS - 1.7%	Coupon		Maturity	Par Value	Value
Financials - 1.7%
Finial Holdings, Inc. (Cost $286,310)	7.125%		10/15/23	$250,000	$291,820

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 8.6%	Shares	Value
Invesco STIT Government & Agency Portfolio – Institutional Class, 0.61% (c) (Cost $1,456,678)	1,456,678	$1,456,678

Total Investments at Value - 98.5% (Cost $19,229,850)		$16,658,606

Other Assets in Excess of Liabilities - 1.5%		252,680

Net Assets - 100.0%		$16,911,286

IO – Interest only strip (Note 4).

144A – This is a restricted security that was sold in a transaction exempt under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $211,927 as of March 31, 2017.

(a)	Variable rate security. The rate shown is the effective interest rate as of March 31, 2017.
(b)	Fair value priced (Note 1). Fair Valued securities totaled $1,943,451 at March 31, 2017, representing 11.5% of net assets.
(c)	The rate shown is the 7-day effective yield as of March 31, 2017.

See accompanying notes to Schedules of Investments.

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
March 31, 2017 (Unaudited)

COMMON STOCKS - 81.6%	Shares	Value
Brazil - 6.0%
Ambev S.A. - ADR	29,510	$169,978
Banco Bradesco S.A. - ADR (a)	7,700	78,848
Embraer S.A. - ADR	6,645	146,722
Itau Unibanco Holding S.A. - ADR	19,270	232,589
		628,137
Chile - 3.3%
Empresa Nacional de Telecomunicaciones S.A. (a)	17,614	212,906
Viña Concha Y Toro S.A.	79,500	135,162
		348,068
China - 4.4%
Huaneng Power International, Inc. - ADR	3,931	104,683
PetroChina Company Ltd. - ADR	2,076	152,067
Sinopec Shanghi Petrochemical Company Ltd. - ADR	3,704	206,535
		463,285
Colombia - 1.8%
Grupo de Inversiones Suramericana S.A.	13,500	183,557

Hong Kong - 11.6%
China Overseas Land & Investment Ltd. (b)	59,000	168,619
China Overseas Property Holdings Ltd. (b)	15,666	2,884
China Resources Beer Holdings Company Ltd. (a)(b)	104,000	236,757
China Resources Land Ltd. (b)	68,000	183,916
CITIC Ltd. (b)	107,000	152,705
COSCO SHIPPING PORTS Ltd. (b)	12,000	13,252
Lenovo Group Ltd. - ADR	8,206	107,704
Shanghi Industrial Holdings Ltd. (b)	69,000	203,013
Tingyi (Cayman Islands) Holding Corporation (b)	110,000	138,141
		1,206,991
India - 6.0%
Dr. Reddy's Laboratories Ltd. - ADR	3,176	127,516
HDFC Bank Ltd. - ADR	1,970	148,183
ICICI Bank Ltd. - ADR	23,360	200,896
Infosys Ltd. - ADR	9,128	144,223
		620,818
Indonesia - 1.9%
Telekomunikasi Indonesia Persero Tbk PT - ADR	6,514	203,041

Korea (Republic of) - 12.7%
AMOREPACIFIC Group (b)	710	75,998
Dongbu Insurance Company Ltd. (b)	2,159	123,749
Korea Gas Corporation (a) (b)	3,880	156,349
KT Corporation - ADR	11,956	201,220
LG Corporation (b)	2,775	174,535
POSCO - ADR	2,401	154,865
Samsung Electronics Company Ltd. (b)	188	346,450
Samsung Fire & Marine Insurance Company Ltd. (b)	370	88,825
		1,321,991

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 81.6% (Continued)	Shares	Value
Malaysia - 5.5%
CIMB Group Holdings Berhad (b)	173,523	$218,293
Genting Berhad (b)	84,200	182,424
Malayan Banking Berhad (b)	84,633	170,450
		571,167
Mexico - 3.6%
America Movil S.A.B. de C.V. - Series L - ADR	14,923	211,459
Coca-Cola Femsa S.A.B. de C.V. - Series L	22,700	162,653
		374,112
Peru - 0.2%
Grana Y Montero S.A. - ADR	7,000	21,910

Philippines - 1.4%
Universal Robina Corporation (b)	45,370	147,791

Russian Federation - 2.2%
Surgutneftegaz OJSC - ADR	39,980	223,888

South Africa - 6.9%
Liberty Holdings Ltd. (b)	16,865	135,656
Naspers Ltd. - N Shares - ADR	11,670	202,241
Sasol Ltd. - ADR	3,802	111,779
Shoprite Holdings Ltd. (b)	10,000	144,637
Shoprite Holdings Ltd. - ADR	8,803	127,380
		721,693
Taiwan Province of China - 10.4%
Cheng Shin Rubber Industry Company Ltd. (b)	54,000	111,432
Compal Electronics, Inc. (b)	238,000	155,084
CTCI Corporation (b)	148,000	258,146
Delta Electronics, Inc. (b)	39,100	209,141
Giant Manufacturing Company Ltd. (b)	18,000	106,384
President Chain Store Corporation (b)	29,000	238,592
		1,078,779
Thailand - 2.0%
Charoen Pokphand Foods plc (b)	257,500	207,987

United States - 1.7%
Southern Copper Corporation	4,890	175,502

Total Common Stocks (Cost $7,752,810)		$8,498,717

PREFERRED STOCKS - 0.9%	Shares	Value
Brazil - 0.9%
Cia Brasileira de Distribuicao - ADR (Cost $98,026)	5,000	$96,000

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED NOTES - 2.3%	Shares	Value
iPath MSCI India Index ETN (a) (Cost $209,245)	3,185	$238,142

EXCHANGE-TRADED FUNDS - 8.8%	Shares	Value
Global X MSCI Argentina ETF	5,650	$159,607
iShares Currency Hedged MSCI Eurozone ETF	6,738	193,246
iShares MSCI Malaysia ETF	3,225	98,298
iShares MSCI Taiwan Capped ETF	4,429	147,175
VanEck Vectors Poland ETF	9,326	148,236
VanEck Vectors Vietnam ETF	12,400	173,848
Total Exchange-Traded Funds (Cost $847,363)		$920,410

MONEY MARKET FUNDS - 6.2%	Shares	Value
Invesco STIT Government & Agency Portfolio – Institutional Class, 0.61% (c) (Cost $642,490)	642,490	$642,490

Total Investments at Value - 99.8% (Cost $9,549,934)		$10,395,759

Other Assets in Excess of Liabilities - 0.2%		15,904

Net Assets - 100.0%		$10,411,663

ADR - American Depositary Receipt.

(a)	Non-income producing security.
(b)	Fair value priced (Note 1). Fair Valued securities totaled $4,351,210 at March 31, 2017, representing 41.8% of net assets.
(c)	The rate shown is the 7-day effective yield as of March 31, 2017.

See accompanying notes to Schedules of Investments.

CUTLER EMERGING MARKETS FUND
SUMMARY OF COMMON AND PREFERRED STOCKS BY SECTOR AND INDUSTRY
March 31, 2017 (Unaudited)

Sector/Industry	% of Net Assets
Consumer Discretionary - 5.8%
Auto Components	1.1%
Hotels, Restaurants & Leisure	1.8%
Leisure Products	1.0%
Media	1.9%
Consumer Staples - 18.0%
Beverages	4.5%
Food & Staples Retailing	8.1%
Food Products	4.7%
Personal Products	0.7%
Energy - 4.7%
Oil, Gas & Consumable Fuels	4.7%
Financials - 16.8%
Banks	10.1%
Diversified Financial Services	1.8%
Insurance	3.3%
Real Estate Management & Development	1.6%
Health Care - 1.2%
Pharmaceuticals	1.2%
Industrials - 9.3%
Aerospace & Defense	1.4%
Construction & Engineering	2.7%
Industrial Conglomerates	5.1%
Transportation Infrastructure	0.1%
Information Technology - 9.2%
Computers & Peripherals	1.5%
Electronic Equipment, Instruments & Components	2.0%
IT Services	1.4%
Technology Hardware, Storage & Peripherals	4.3%
Materials - 5.2%
Chemicals	2.0%
Metals & Mining	3.2%
Real Estate - 1.8%
Real Estate Management & Development	1.8%
Telecommunication Services - 8.0%
Diversified Telecommunication Services	3.9%
Wireless Telecommunication Services	4.1%
Utilities - 2.5%
Gas Utilities	1.5%
Independent Power Producers & Energy Traders	1.0%
82.5%

See accompanying notes to Schedules of Investments.

THE CUTLER FUNDS
NOTES TO SCHEDULES OF INVESTMENTS
March 31, 2017 (Unaudited)

1.  Securities Valuation

Portfolio securities of Cutler Equity Fund, Cutler Fixed Income Fund and Cutler Emerging Markets Fund (each, a “Fund,” and collectively, the “Funds”) are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day the NYSE is open. Exchange traded securities are valued using the last reported sales price on the exchanges on which they are primarily traded. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities principally traded on non-U.S. markets that may close at different times than U.S. markets are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the closing bid price. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining the prices. Investments in shares of other open-end investment companies are valued at their net asset value per share as reported by such companies.

The Funds value securities at fair value pursuant to procedures adopted by the Cutler Investment Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Funds’ investment adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Funds’ securities primarily trade but before the time as of which the Funds calculate their net asset values. In instances where the investment adviser believes that the prices received from the independent pricing service are unreliable, proprietary valuation models may be used that consider benchmark yield curves, estimated default rates, coupon rates, anticipated timing of principal repayments and other unique security features to estimate the relevant cash flows, which are discounted to calculate the fair values. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.

The Board approves the independent pricing services used by the Funds.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•
Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

THE CUTLER FUNDS
NOTES TO SCHEDULE OF INVESTMENTS (Continued)

Fixed income securities, other than certain interest-only mortgage-backed securities held by Cutler Fixed Income Fund, are classified as Level 2 since the values for the fixed income securities are based on prices that utilize various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Certain interest-only mortgage-backed securities held by Cutler Fixed Income Fund are classified as Level 3 since the values for these securities are based on prices derived from models that utilize one or more significant inputs that are unobservable, including an assumed constant prepayment rate, among other factors.

Securities of Cutler Emerging Markets Fund traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service approved by the Board. These foreign securities may be priced at their fair value because the value of the securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer-specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2017 by security type:

Cutler Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$135,216,057	$-	$-	$135,216,057
Money Market Funds	6,375,498	-	-	6,375,498
Total	$141,591,555	$-	$-	$141,591,555

Cutler Fixed Income Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$-	$2,773,531	$-	$2,773,531
U.S. Government Agency Obligations	-	2,928,836	-	2,928,836
Mortgage-Backed Securities	-	7,264,290	1,943,451	9,207,741
Corporate Bonds	-	291,820	-	291,820
Money Market Funds	1,456,678	-	-	1,456,678
Total	$1,456,678	$13,258,477	$1,943,451	$16,658,606

Cutler Emerging Markets Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$4,147,507	$4,351,210	$-	$8,498,717
Preferred Stocks	96,000	-	-	96,000
Exchange-Traded Notes	238,142	-	-	238,142
Exchange-Traded Funds	920,410	-	-	920,410
Money Market Funds	642,490	-	-	642,490
Total	$6,044,549	$4,351,210	$-	$10,395,759

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period. As of March 31, 2017, Cutler Equity Fund and Cutler Emerging Markets Fund did not have any transfers into and out of any Level.

There were no Level 3 securities held by Cutler Equity Fund and Cutler Emerging Markets Fund as of March 31, 2017.

THE CUTLER FUNDS
NOTES TO SCHEDULE OF INVESTMENTS (Continued)

The following is a reconciliation of Level 3 investments of Cutler Fixed Income Fund for which significant unobservable inputs were used to determine fair value between June 30, 2016 and March 31, 2017:

Cutler Fixed Income Fund
Balance as of June 30, 2016	$6,853,392
Transfers into and/or out of Level 3	(3,019,706)
Purchases	427,004
Sales	(325,185)
Realized losses	(118,801)
Amortization	(1,156,213)
Net change in unrealized appreciation (depreciation)	(717,040)

Balance as of March 31, 2017	$1,943,451

The total amount of unrealized depreciation on Level 3 investments was $490,090 at March 31, 2017.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee, which is overseen by the Board, to determine the fair value of the Level 3 investments.

	Fair Value at March 31, 2017	Valuation Technique	Unobservable Input	Range	Weighted Average of Unobservable Inputs
Mortgage-Backed Securities	$ 1,943,451	Comprehensive pricing model with emphasis on discounted cash flows	Constant prepayment rate	2.5 - 90	28.98

There were no derivative instruments held by the Funds during the period ended or as of March 31, 2017.

2.  Investment Transactions

Investment transactions are accounted for on trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

3.  Federal Income Tax

The following information is computed on a tax basis for each item as of March 31, 2017:

	Cutler Equity Fund	Cutler Fixed Income Fund	Cutler Emerging Markets Fund
Cost of portfolio investments	$98,241,136	$19,229,850	$9,595,705

Gross unrealized appreciation	$45,508,640	$265,805	$1,275,998
Gross unrealized depreciation	(2,158,221)	(2,837,049)	(475,944)

Net unrealized appreciation (depreciation)	$43,350,419	$(2,571,244)	$800,054

THE CUTLER FUNDS
NOTES TO SCHEDULE OF INVESTMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost for Cutler Equity Fund and Cutler Emerging Markets Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are related to losses deferred due to wash sales for Cutler Equity Fund and losses deferred due to wash sales and holdings classified as passive foreign investment companies (PFICs) for Cutler Emerging Markets Fund.

4. Risks Associated with Mortgage-Backed Securities

Cutler Fixed Income Fund invests in mortgage-backed securities, which are subject to default risk and prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. As of March 31, 2017, Cutler Fixed Income Fund had 54.5% of the value of its net assets invested in mortgage-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. As of March 31, 2017, 49.8% of Cutler Fixed Income Fund’s net assets were invested in IO classes of SMBS.

Item 2.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that such information is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cutler Trust

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	May 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	May 25, 2017

By (Signature and Title)*		/s/ Matthew C. Patten
Matthew C. Patten, Treasurer and Principal Financial Officer

Date	May 25, 2017

*	Print the name and title of each signing officer under his or her signature.